Exhibit 99.1

                        CERTIFICATION OF PERIODIC REPORT


I, Kevin M. Kelly, President and Chief Executive Officer of Proginet Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1. the Quarterly Report on Form 10-QSB of the Company for the three months ended October 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d)); and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 19, 2002
                                         /s/ Kevin M. Kelly
                                         -------------------------------------
                                         Kevin M. Kelly
                                         President and Chief Executive Officer




I, Debra A. DiMaria, Chief Financial Officer and Corporate Secretary of Proginet Corporation. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1. the Quarterly Report on Form 10-QSB of the Company for the three months ended October 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d)); and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 19, 2002

                                 /s/ Debra A. DiMaria
                                 -------------------------------------
                                 Debra A. DiMaria
                                 Chief Financial Officer and Corporate Secretary